UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 12, 2009

SHORE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

18 East Dover Street, Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (410) 822-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of CertainOfficers.

(e)           Compensatory Arrangements.

On February 12, 2009, the Compensation Committee of the Board of Directors of Shore Bancshares, Inc. (the “Company”) established the metrics to be applied in 2009 in respect of non-equity incentive compensation award opportunities for certain executive officers under the Company’s Management Incentive Plan (the “MIP”).  The terms of the MIP were previously described in the Company’s Form 8-K filed on April 3, 2007 and Form 8-K filed on August 13, 2007.

Award opportunities were made available to each of the Company’s named executive officers (as defined in Item 402 of the Securities and Exchange Commission’s Regulation S-K).  Each award opportunity is a percentage of the officer’s annual salary and is comprised of two components:  (i) a Company net income component; and (ii) a division/individual performance component.  These Compensation Committee assigns weightings to these components, all as described in the MIP and its Award Percentages and Performance Measure Weightings (Schedule A).  Each component is subject to an upward adjustment (up to 150%) when performance exceeds targeted expectations and to a downward adjustment (down to 0%) when performance falls below targeted expectations, all as described in the Plan and its award leverage schedule (Schedule B).  The Compensation Committee modified the award leverage schedule for 2009 by reducing the minimum performance level that must be achieved for a component to be payable (from 90% of target performance to 85%).

For W. Moorhead Vermilye, President/CEO, the incentive award was set at 75% of annual salary, weighted 50%/50% between the Company net income target and individual performance, respectively.  For Lloyd L. Beatty, COO, the incentive award was set at 40% of annual salary, weighted 30%/70% between the Company net income target and individual performance, respectively.  For Susan E. Leaverton, CFO, the incentive award was set at 40% of annual salary, weighted 20%/80% between the Company net income target and individual performance, respectively.  For William W. Duncan, Jr., President/CEO of The Talbot Bank of Easton, Maryland, the incentive award was set at 50% of annual salary, weighted 20%/80% between the Company net income target and individual performance, respectively.  For F. Winfield Trice, Jr., President/CEO of The Centreville National Bank of Maryland (now CNB), the incentive award was set at 30% of annual salary, weighted 20%/80% between the Company net income target and individual performance, respectively.

The following table provides information about the amounts that may be paid to the named executive officers for 2009:

2009 GRANTS OF PLAN-BASED AWARDS

	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
Name	Threshold ($)	Target ($)	Maximum ($)

Mr. Vermilye	112,500	225,000	337,500

Mr. Beatty	52,800	105,600	158,400

Ms. Leaverton	30,400	60,800	91,200

Mr. Duncan	67,500	135,000	202,500

Mr. Trice	31,500	63,000	94,500

A copy of the MIP, which contains the complete terms of the award opportunities for 2009, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Shore Bancshares, Inc. 2009 Management Incentive Plan (filed herewith)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: March 29, 2010	By:	/s/ W. Moorhead Vermilye
W. Moorhead Vermilye
President and CEO

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Shore Bancshares, Inc. 2009 Management Incentive Plan (filed herewith).